UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 30, 2023

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as specified in its Charter)

___________________________________________________________

New York	1-10113	11-0853640
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ACUR	OTC Market – OTC Expert Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01          Changes in Registrant’s Certifying Accountant

On June 26, 2023, BDO USA LLP (“BDO”) notified Acura Pharmaceuticals, Inc. (the "Company") that BDO is declining to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

In light of these circumstances, the Company has decided to conduct a comprehensive, competitive process to select a new independent registered public accounting firm.

The audit reports of BDO on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2020 and 2019 and subsequent interim periods through June 26, 2023, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such periods.

During the two most recent fiscal years ended December 31, 2020 and 2019 and subsequent interim periods through June 26, 2023, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On June 30, 2023, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2021. The audit report of BDO on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2021 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern. During the year ended December 31, 2021, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such periods. During the year ended December 31, 2021, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BDO with a copy of this Form 8-K and requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of BDO’s letter dated June 30, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01          Financial Statements and Exhibits.

Exhibit 16.1	Letter of BDO to the Securities and Exchange Commission dated June 30, 2023 (filed herewith).
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:  June 30, 2023

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